                                   MAS FUNDS

SUPPLEMENT DATED JULY 30, 1999 TO THE MAS FUNDS' INSTITUTIONAL CLASS PROSPECTUS
               DATED JANUARY 31, 1999, AS REVISED APRIL 30, 1999

This supplement supersedes and replaces any existing supplements to the Prospectus. This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

                        -------------------------------
     The description of the Cash Reserves Portfolio on page 8 of the Prospectus is hereby amended to provide the following information: The returns for the Lipper Money Market Average as of 12/31/98 for the One Year, Five Years and Since Inception periods is 4.83%, 4.68% and 4.49%, respectively.
                        -------------------------------
     The description of the Small Cap Growth Portfolio on page 5 of the Prospectus is hereby amended to include the following information:

     The Portfolio's total return during its first year of operations reflects, among other things, the use of short-term trading techniques as the Adviser responded to market conditions in existence at that time, including close-in-time purchases and sales of initial public offerings. There can be no assurance that these market conditions will continue or re-occur, nor can the Adviser guarantee continued access to and use of profitable short-term trading techniques that were used to the Portfolio's advantage during that period.
                        -------------------------------
                       PORTFOLIO MANAGEMENT TEAM CHANGES

     Pages 12 and 15 of the Prospectus are hereby amended to include Christian
G. Roth as a member of the portfolio management team for the Global Fixed Income and International Fixed Income Portfolios.

     Page 41 of the Prospectus is hereby amended to include Christian G. Roth's business experience during the last five years:

Christian G. Roth, Principal, MSDW, joined MAS in 1991. He served as a Portfolio Manager for the Limited Duration and Intermediate Duration Portfolios from 1994 until 1998. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1999.

                        -------------------------------
     Pages 3 and 5 of the Prospectus are hereby amended to include Steven B. Chulik as a member of the portfolio management team for the Mid Cap Growth and Small Cap Growth Portfolios.

     Page 39 of the Prospectus is hereby amended to include Steven B. Chulik's business experience during the last five years:

Steven B. Chulik joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999.

                        -------------------------------

     At a meeting on May 27, 1999, the Board of Trustees approved a proposal to increase the investment advisory fee for the High Yield Portfolio (the "Portfolio") from 0.375% to 0.450%. This proposal has been submitted to the Portfolio's shareholders of record as of June 18, 1999, to be voted upon at a special shareholders' meeting scheduled to take place on September 16, 1999. The proposal to increase the investment advisory fee will not be implemented unless it receives shareholder approval.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE